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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   November 12, 1998
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                            STORAGE TRUST REALTY
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           (Exact Name of Registrant as Specified in its Charter)



                                  Maryland
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               (State or Other Jurisdiction of Incorporation)


        1-13462                                       42-1689825
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(Commission File Number)                 (I.R.S. Employer Identification No.)


 2407 Rangeline Street, Columbia, Missouri                       65202
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  (Address of Principal Executive Offices)                     (Zip Code)


                               (573) 499-4799
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

         On November 12, 1998, Storage Trust Realty, a Maryland real estate investment trust ("Storage Trust"), and Public Storage, Inc., a California Corporation ("Public Storage"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, a subsidiary of Public Storage will be merged with and into Storage Trust, and each common share of beneficial interest of Storage Trust will be converted into .86 shares of common stock of Public Storage. The consummation of the transactions contemplated by the Merger Agreement is subject to certain conditions, including approval by the shareholders of Storage Trust. A copy of the Merger Agreement is included as an exhibit to this report and is incorporated herein by reference. A copy of the press release announcing the Merger Agreement is included as an exhibit to this report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         Exhibit No.       Document Description
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         2.1               Agreement and Plan of Merger, dated as of
                           November 12, 1998, between Public Storage, Inc.
                           and Storage Trust Realty

         99.1              Press Release dated November 12, 1998




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         STORAGE TRUST REALTY



Dated: November 12, 1998                 By:    /s/ Stephen M. Dulle
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                                               Stephen M. Dulle
                                               Chief Financial Officer